UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2011

INTEGRAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18603	52-1267968
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6721 Columbia Gateway Drive

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 539-5008

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

This Amendment No.1 (this “Amendment”) to the Current Report on Form 8-K furnished on February 16, 2011 by Integral Systems, Inc., a Maryland corporation (the “Company”), pursuant to Regulation FD (the “Form 8-K”) corrects inadvertent errors in the labels and values on page 5 of the investor presentation (“Investor Presentation”) attached as Exhibit 99.1 to the Form 8-K.

A corrected version of page 5 of the Investor Presentation is attached as Exhibit 99.1 to this Amendment. The Investor Presentation, with a corrected version of page 5, is available for viewing at the Company’s website located at http://www.integ.com, although the Company reserves the right to discontinue that availability at any time.

The information in this Amendment shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section. Furthermore, such information shall not be deemed incorporated by reference into any of the Company’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Investor Presentation, Annual Shareholder Meeting, dated February 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL SYSTEMS, INC.

By:	/s/ CHRISTOPHER B. ROBERTS
Christopher B. Roberts
Chief Financial Officer

Date: February 22, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation, Annual Shareholder Meeting, dated February 16, 2011.